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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports covering the audited historical financial statements of Knickerbocker Properties, Inc. II, dated July 20, 1998 and The Phoenix Group, dated August 12, 1998, incorporated by reference into this registration statement of Cabot Industrial Trust on Form S-3.


                                             Arthur Andersen LLP

New York, New York
January 29, 1999